Consolidated Statements of Cash Flows (Parenthetical) $ in Thousands	Dec. 31, 2022 USD ($)
Restricted cash	$ 5,000	[1]

[1]	The $5.0 million of restricted cash represents cash deposits placed by I-Mab Hong Kong in connection with a December 2022 bank loan held by TJBio Shanghai. This borrowing was repaid in full and the restrictions on the cash deposits were released during 2023.